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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 22, 1998


                               THE KROGER CO.
           (Exact name of registrant as specified in its charter)



        OHIO                        1-303                      31-0345740
   (State or other        (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)
                              1014 VINE STREET
                           CINCINNATI, OHIO 45202
                      (Address of principal executive
                                  offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (513) 762-4000


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Item 5.   Other Events.
          ------------

          On October 19, 1998, the registrant announced that it had executed an Agreement and Plan of Merger, dated as of October 18, 1998, which is included as an exhibit to the registrant's current report on Form 8-K filed October 20, 1998. In connection with the announcement of the merger, the registrant distributed the Materials at meetings with analysts conducted in October, 1998, filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------


               Exhibit      Description
               -------      -----------

                 99.1 Materials distributed at meetings with analysts conducted in October, 1998


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                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                    THE KROGER CO.





  October 22, 1998                  By: /s/ Paul W. Heldman
                                        ------------------------
                                        Paul W. Heldman
                                        Senior Vice President,
                                        Secretary and General Counsel


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                               EXHIBIT INDEX
                               -------------



               Exhibit      Description
               -------      -----------

                 99.1 Materials distributed at meetings conducted in October, 1998